UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2006

SIRONA DENTAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22673	11-3374812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30-00 47th Avenue
Long Island City, New York 11101
(Address of Principal executive offices, including  Zip Code)

(718) 937-5756
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are filing this Form 8-K to amend our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 20, 2006 to add certain audited and unaudited financial statements and unaudited pro forma financial statements as listed in Item 9.01(a) and (b) below.

Item 9.01  Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired

(i)             The following unaudited financial statements of Sirona Holding GmbH and subsidiaries (Successor) and Sirona Dental Systems Beteiligungs- und Verwaltungs GmbH and subsidiaries (Predecessor 2) are filed as Exhibit 99.1 and incorporated by reference herein:

Consolidated Balance Sheet as of March 31, 2006 (Successor)

Consolidated Statement of Operations for the Six Months ended March 31, 2006 (Successor) and March 31, 2005 (Predecessor 2)

Consolidated Statements of Cash Flows for the Six Months ended March 31, 2006 (Successor) and March 31, 2005 (Predecessor 2)

Notes to Consolidated Financial Statements

(ii)          The following audited financial statements of Successor, Predecessor 2 and Sirona Beteiligungs- und Verwaltungsgesellschaft mbH and subsidiaries (Predecessor 1) are filed as Exhibit 99.2 and incorporated by reference herein:

Consolidated Balance Sheets as of September 30, 2005 (Successor) and September 30, 2004 (Predecessor 2)

Consolidated Statements of Operations for the periods from July 1, 2005 to September 30, 2005 (Successor), October 1, 2004 to June 30, 2005 and February 17, 2004 to September 30, 2004 (Predecessor 2), October 1, 2003 to February 16, 2004 and October 1, 2002 to September 30, 2003 (Predecessor 1)

Consolidated Statement of Shareholders’ Equity and Comprehensive Income (Loss) for the period from July 1, 2005 to September 30, 2005 (Successor), October 1, 2004 to June 30, 2005 and February 17, 2004 to September 30, 2004 (Predecessor 2), October 1, 2003 to February 16, 2004 and October 1, 2002 to September 30, 2003 (Predecessor 1)

Consolidated Statements of Cash Flows the periods from July 1, 2005 to September 30, 2005 (Successor), October 1, 2004 to June 30, 2005 and February 17, 2004 to September 30, 2004 (Predecessor 2), October 1, 2003 To February 16, 2004 and October 1, 2002 to September 30, 2003 (Predecessor 1)

Notes to Consolidated Financial Statements

(b)       Pro Forma Financial Information

(i)             The following unaudited pro forma financial statements are filed as Exhibit 99.3 and incorporated by reference herein:

Pro Forma Consolidated Balance Sheet as of March 31, 2006

Pro Forma Consolidated  Statements of Operations for the Year Ended September 30, 2005 and the Six Months ended March 31, 2006

Notes to Unaudited Pro Forma Consolidated Financial Statements

(d)       Exhibits

Exhibit No.	Description
23.1	Consent of KPMG Deutsche Treuhand-Gesellschaft

99.1

Consolidated Balance Sheet as of March 31, 2006 and September 30, 2005 of Sirona Holding GmbH and subsidiaries (Successor); Consolidated Statement of Operations for the Three and Six Months ended March 31, 2006 (Successor) and March 31, 2005 of Sirona Dental Systems Beteiligungs- und Verwaltungs GmbH and subsidiaries (Predecessor 2); Consolidated Statements of Cash Flows for the Six Months ended March 31, 2006 (Successor) and March 31, 2005 (Predecessor 2); Notes to Consolidated Financial Statements.

99.2

Consolidated Balance Sheets as of September 30, 2005 (Successor) and September 30, 2004 (Predecessor 2); Consolidated Statements of Operations for the periods from July 1, 2005 to September 30, 2005 (Successor), October 1, 2004 to June 30, 2005 and February 17, 2004 to September 30, 2004 (Predecessor 2), October 1, 2003 to February 16, 2004 and October 1, 2002 to September 30, 2003 of Sirona Beteiligungs- und Verwaltungsgesellschaft mbH and subsidiaries (Predecessor 1); Consolidated Statement of Shareholders’ Equity and Comprehensive Income (Loss) for the period from July 1, 2005 to September 30, 2005 (Successor), October 1, 2004 to June 30, 2005 and February 17, 2004 to September 30, 2004 (Predecessor 2), October 1, 2003 to February 16, 2004 and October 1, 2002 to September 30, 2003 (Predecessor 1); Consolidated Statements of Cash Flows the periods from July 1, 2005 to September 30, 2005 (Successor), October 1, 2004 to June 30, 2005 and February 17, 2004 to September 30, 2004 (Predecessor 2), October 1, 2003 To February 16, 2004 and October 1, 2002 to September 30, 2003 (Predecessor 1); Notes to Consolidated Financial Statements.

99.3

Pro Forma Consolidated Balance Sheet as of March 31, 2006; Pro Forma Consolidated Statements of Operations for the Year Ended September 30, 2005 and the Six Months ended March 31, 2006; Notes to Unaudited Pro Forma Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRONA DENTAL SYSTEMS, INC.

/s/ Simone Blank
Date: August 9, 2006	Name:
Title: Chief Financial Office

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG Deutsche Treuhand-Gesellschaft

99.1

Consolidated Balance Sheet as of March 31, 2006 and September 30, 2005 of Sirona Holding GmbH and subsidiaries (Successor); Consolidated Statement of Operations for the Three and Six Months ended March 31, 2006 (Successor) and March 31, 2005 of Sirona Dental Systems Beteiligungs- und Verwaltungs GmbH and subsidiaries (Predecessor 2); Consolidated Statements of Cash Flows for the Six Months ended March 31, 2006 (Successor) and March 31, 2005 (Predecessor 2); Notes to Consolidated Financial Statements.

99.2

Consolidated Balance Sheets as of September 30, 2005 (Successor) and September 30, 2004 (Predecessor 2); Consolidated Statements of Operations for the periods from July 1, 2005 to September 30, 2005 (Successor), October 1, 2004 to June 30, 2005 and February 17, 2004 to September 30, 2004 (Predecessor 2), October 1, 2003 to February 16, 2004 and October 1, 2002 to September 30, 2003 of Sirona Beteiligungs- und Verwaltungsgesellschaft mbH and subsidiaries (Predecessor 1); Consolidated Statement of Shareholders’ Equity and Comprehensive Income (Loss) for the period from July 1, 2005 to September 30, 2005 (Successor), October 1, 2004 to June 30, 2005 and February 17, 2004 to September 30, 2004 (Predecessor 2), October 1, 2003 to February 16, 2004 and October 1, 2002 to September 30, 2003 (Predecessor 1); Consolidated Statements of Cash Flows the periods from July 1, 2005 to September 30, 2005 (Successor), October 1, 2004 to June 30, 2005 and February 17, 2004 to September 30, 2004 (Predecessor 2), October 1, 2003 To February 16, 2004 and October 1, 2002 to September 30, 2003 (Predecessor 1); Notes to Consolidated Financial Statements.

99.3

Pro Forma Consolidated Balance Sheet as of March 31, 2006; Pro Forma Consolidated Statements of Operations for the Year Ended September 30, 2005 and the Six Months ended March 31, 2006; Notes to Unaudited Pro Forma Consolidated Financial Statements.